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                                                                    EXHIBIT 23.2

                       CONSENT OF INDEPENDENT ACCOUNTANTS


    We consent to the incorporation by reference in this Amendment No. 2 to the Registration Statement on Form S-3 (File No. 333-71561) of our report dated April 24, 1998, on our audit of the financial statements of Essex Investment Management Company, Inc. We also consent to the reference to our firm under the caption "Experts."


PricewaterhouseCoopers LLP

Boston, Massachusetts


February 24, 1999